AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 8, 1999
                                                     REGISTRATION NO. 333-
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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ----------------
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                               ----------------
                              VALUE AMERICA, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    VIRGINIA
                          (State or other jurisdiction
                       of incorporation or organization)

                                     5999
                               (Primary Standard
                    Industrial Classification Code Number)

                                  33-0712568
                                (I.R.S. Employer
                             Identification Number)

                              VALUE AMERICA, INC.
                              1560 INSURANCE LANE
                        CHARLOTTESVILLE, VIRGINIA 22911
                                (804) 817-7700
          (Address, including zip code and telephone number, including area code, of registrant's principal executive offices)


                               ----------------
                                DEAN M. JOHNSON
        EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY
                              VALUE AMERICA, INC.
                              1560 INSURANCE LANE
                        CHARLOTTESVILLE, VIRGINIA 22911
                                (804) 817-7700
(Name, address, including zip code, and telephone number, including area code, of agent for service)


                         COPIES OF COMMUNICATIONS TO:

             GARY D. LECLAIR, ESQ.                 MARK L. JOHNSON, ESQ.
          BRADLEY A. HANEBERG, ESQ.                JOHN D. HANCOCK, ESQ.
   LECLAIR RYAN, A PROFESSIONAL CORPORATION       FOLEY, HOAG & ELIOT LLP
         707 EAST MAIN STREET, SUITE 1100          ONE POST OFFICE SQUARE
              RICHMOND, VIRGINIA 23219          BOSTON, MASSACHUSETTS 02109
                (804) 783-2003                         (617) 832-1000

                               ----------------
     APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC: As soon as practicable on or after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-70961
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ----------
     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ----------
   If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]
                               ----------------
                        CALCULATION OF REGISTRATION FEE
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
                                                       PROPOSED MAXIMUM     PROPOSED MAXIMUM
    TITLE OF EACH CLASS OF           AMOUNT TO          OFFERING PRICE         AGGREGATE           AMOUNT OF
 SECURITIES TO BE REGISTERED     BE REGISTERED (1)         PER SHARE         OFFERING PRICE     REGISTRATION FEE
Common Stock, without par
  value per share ...........   575,000               $ 23.00              $13,225,000               $3,677

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(1)Includes 75,000 shares which the underwriters have the option to purchase solely to cover overallotments, if any.
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

                           INCORPORATION BY REFERENCE

     The contents of the registrant's Registration Statement on Form S-1, Registration No. 333-70961, are incorporated by reference herein.


                             OPINIONS AND CONSENTS




  EXHIBIT
  NUMBER                                 DESCRIPTION OF EXHIBIT
----------   ------------------------------------------------------------------------------
  5.1        Opinion of LeClair Ryan, A Professional Corporation
 23.1        Consent of PricewaterhouseCoopers LLP
 23.2        Consent of LeClair Ryan, A Professional Corporation (included in Exhibit 5.1)

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Charlottesville, Commonwealth of Virginia, on the eighth day of April, 1999.

                                          VALUE AMERICA, INC.


                                          By:   /S/ DEAN M. JOHNSON
                                          -------------------------------------
                                                 DEAN M. JOHNSON
                                            EXECUTIVE VICE PRESIDENT, CHIEF
                                            FINANCIAL OFFICER AND SECRETARY

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the eighth day of April, 1999, by the following persons in the capacities indicated.




                NAME                                  TITLE
------------------------------------   -----------------------------------

*                                      Chief Executive Officer (Principal
-----------------------------------    Executive Officer)
THOMAS MORGAN

 /S/ DEAN M. JOHNSON                   Executive Vice President,
-----------------------------------    Chief Financial Officer
DEAN M. JOHNSON                        (Principal Financial Officer),
                                       Secretary and Director


 *                                     Senior Vice President -- Finance
-----------------------------------    (Principal Accounting Officer)
SANDRA T. WATSON

 *                                     Chairman and Director
-----------------------------------
CRAIG A. WINN

*                                      Vice Chairman and Director
-----------------------------------
REX SCATENA

*                                      President, Chief Operating Officer
-----------------------------------    and Director
GLENDA M. DORCHAK

 *                                     Director
-----------------------------------
JOHN L. MOTLEY

*                                      Director
-----------------------------------
GARY D. LECLAIR

*                                      Director
-----------------------------------
MICHAEL R. STEED


*By:  /S/ DEAN M. JOHNSON
-----------------------------------
          DEAN M. JOHNSON
          ATTORNEY-IN-FACT